UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 22, 2020
Date of Report (date of earliest event reported)

Establishment Labs Holdings Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38593	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
Building B15 and 25 Coyol Free Zone Alajuela Costa Rica
(Address of principal executive offices) (Zip Code)
+506 2434 2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, No Par Value	ESTA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 26, 2020, the Company held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 13,256,819 of the Company’s Common Shares, representing 56.83% of the voting power of the Company’s Common Shares as of April 2, 2020, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 16, 2020.
Proposal 1 - Election of Directors. The following nominees were elected as Class II directors to serve until the 2023 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstain	Broker Non-votes
Lisa N. Colleran	9,380,333	270,839	1,899	3,603,748
Dennis Condon	7,532,199	990,709	1,130,163	3,603,748
Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020 was ratified.

Votes For	Votes Against	Abstain
13,244,904	145	11,770

Item 8.01 Other Events.

The Company recently received notification from its Notified Body that the CE certificate has been approved for its Motiva Flora Tissue Expander (“Flora”) and expects to receive the formal CE Certificate very shortly once formal certificate release processes are complete.

After careful consideration, the Company recently elected to withdraw its 510(k) application for Flora and focus its efforts on advancing the application for the next-generation Flora tissue expander for the U.S. market. The Company believes the features of this differentiated, next-generation device will offer a better solution for oncologists, plastic surgeons and patients in the United States.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTABLISHMENT LABS HOLDINGS INC.

Dated:	May 29, 2020	By:	/s/ Renee M. Gaeta
		Name:	Renee M. Gaeta
		Title:	Chief Financial Officer